UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 3, 2011

HILL INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-33961	20-0953973
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 Lippincott Centre, Marlton, NJ	08053
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (856) 810-6200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Hill International, Inc. (the “Company”) is filing this Amendment No. 1 (this “Amendment”), on Form 8-K/A, to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on June 8, 2011 (the “Original Report”), to disclose the Company’s decision in light of the voting results of the Annual Meeting of Stockholders held on June 3, 2011 (the “Annual Meeting”) as to how frequently the Company will include in its proxy statement an advisory stockholder vote on the compensation of executives, as required by Item 5.07(d) of Form 8-K. The Company reported the voting results of the Annual Meeting in the Original Report.

This Amendment should be read in conjunction with the Original Report. Except for the matters disclosed below, this Amendment does not amend the Original Report in any way and does not modify or update any other disclosures contained in the Original Report.

Item 5.07 Submission of Matters to a Vote of Security Holders.

In the Original Report, the Company disclosed the results of the non-binding advisory vote of stockholders at the Annual Meeting with regard to the frequency with which the Company will include in its proxy statement the required non-binding advisory vote on the compensation of its executive officers. Although, as previously disclosed in the Original Report, a majority of the votes of the Company’s stockholders were cast at the Annual Meeting in favor of holding an annual, non-binding advisory vote on executive compensation, more than 27% of the votes cast on the non-binding advisory “say on frequency” proposal were voted in favor of holding the non-binding advisory “say on pay” vote every three years. While the Company believes the views of its stockholders are important, the Company also recognizes that that its operating performance is best considered over periods longer than one year. Likewise, the Company believes the compensation of its executives, particularly in relation to its operating performance, is best considered over longer periods. In light of these views and noting that the holders of more than 27% of the Company’s common stock cast their votes in favor of holding the non-binding advisory “say on frequency” vote every three years, the Board of Directors determined that the Company will hold a non-binding advisory vote on the compensation of the Company’s named executive officers every three years, until the next required vote on the frequency of the non-binding advisory vote on executive compensation occurs, or until the Board of Directors determines that holding such vote with a different frequency is in the best interests of the Company. The next non-binding advisory vote regarding such frequency will be held no later than the Company’s Annual Meeting of Stockholders to be held in 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILL INTERNATIONAL, INC.

	By:	/s/ John Fanelli III
	Name:	John Fanelli III
Dated: October 31, 2011	Title:	Senior Vice President and Chief Financial Officer

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